P R O S P E C T U S

May 1, 2005

WRL FREEDOM ELITE BUILDER®II

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777

(727) 299-1800

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the WRL Freedom Elite Builder® II, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Trust – Initial Class (the “Series Fund”), the Access Variable Insurance Trust (the “AVIT”), and the Fidelity Variable Insurance Products Fund – Service Class 2 (“Fidelity VIP Fund”) (collectively, the “funds”).

The portfolios of the Series Fund available to you under the Policy are:

☐	AEGON Bond	☐	Munder Net50
☐	Asset Allocation – Conservative Portfolio	☐	PIMCO Total Return
☐	Asset Allocation – Growth Portfolio	☐	Salomon All Cap
☐	Asset Allocation – Moderate Growth Portfolio	☐	Templeton Great Companies Global
☐	Asset Allocation – Moderate Portfolio	☐	Third Avenue Value
☐	Capital Guardian Value	☐	Transamerica Balanced
☐	Clarion Real Estate Securities	☐	Transamerica Convertible Securities
☐	Federated Growth & Income	☐	Transamerica Equity
☐	Great Companies – AmericaSM	☐	Transamerica Growth Opportunities
☐	Great Companies – TechnologySM	☐	Transamerica Money Market
☐	Janus Growth	☐	Transamerica Small/Mid Cap Value
☐	J.P. Morgan Enhanced Index	☐	Transamerica U.S. Government Securities
☐	J.P. Morgan Mid Cap Value	☐	Transamerica Value Balanced
☐	Marsico Growth	☐	T. Rowe Price Equity Income
☐	Mercury Large Cap Value	☐	T. Rowe Price Small Cap
☐	MFS High Yield	☐	Van Kampen Emerging Growth

The portfolios of the AVIT available to you under the Policy are:

☐ Access U.S. Government Money Market Portfolio*	☐ Potomac Dow 30 Plus Portfolio*
☐ Potomac OTC Plus Portfolio*	☐ Wells S&P REIT Index Portfolio*

* Effective May 1, 2005 this portfolio no longer accepts new investments from current or prospective investors.

The portfolio of the Fidelity VIP Fund available to you under the Policy is:

☐	Fidelity VIP Index 500 Portfolio

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another Policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Flexible Premiums	1
Variable Death Benefit	1
No Lapse Period Guarantee	2
Cash Value	3
Transfers	3
Loans	3
Cash Withdrawals and Surrenders	4
Tax Benefits	4
Policy Risks	4
Risk of an Increase in Current Fees and Expenses	4
Investment Risks	4
Risk of Lapse	4
Tax Risks (Income Tax and MEC)	5
Loan Risks	5
Portfolio Risks	6
Fee Tables	6
Range of Expenses for the Portfolios	12
Western Reserve, The Separate Account, the Fixed Account and the Portfolios	12
Western Reserve	12
The Separate Account	12
The Fixed Account	13
The Portfolios	14
Selection of Underlying Portfolios	19
Addition, Deletion, or Substitution of Portfolios	19
Your Right to Vote Portfolio Shares	19
Charges and Deductions	20
Premium Expense Charge	20
Monthly Deduction	21
Mortality and Expense Risk Charge	23
Surrender Charge	24
Transfer Charge	25
Loan Interest Charge	25
Cash Withdrawal Charge	26
Taxes	26
Rider Charges	26
Portfolio Expenses	26
Revenue We Receive	27
The Policy	28
Ownership Rights	28
Modifying the Policy	28
Purchasing a Policy	29
Tax-Free “Section 1035” Exchanges	29
When Insurance Coverage Takes Effect	29
Backdating a Policy	31
Policy Changes After Age 100	31
Policy Features	31
Premiums	31
Allocating Premiums	31

This Policy is not available in the State of New York.

i

Premium Flexibility	32
Planned Periodic Payments	33
Minimum Monthly Guarantee Premium	33
Premium Limitations	33
Making Premium Payments	34
Transfers	34
General	34
Disruptive Trading and Market Timing	35
Fixed Account Transfers	38
Conversion Rights	38
Dollar Cost Averaging	38
Asset Rebalancing Program	39
Third Party Asset Allocation Services	40
Policy Values	40
Cash Value	40
Net Surrender Value	40
Subaccount Value	41
Subaccount Unit Value	41
Fixed Account Value	42
Death Benefit	42
Death Benefit Proceeds	42
Death Benefit	42
Death Benefit After Age 100	46
Effect of Cash Withdrawals on the Death Benefit	46
Effect of Inflation Fighter Rider Level Premium on the Death Benefit	46
Choosing Death Benefit Options	47
Changing the Death Benefit Option	47
Increasing/Decreasing the Specified Amount	47
Payment Options	49
Surrenders and Cash Withdrawals	49
Surrenders	49
Cash Withdrawals	49
Canceling a Policy	50
Loans	50
General	50
Interest Rate Charged	51
Loan Reserve Interest Rate Credited	51
Effect of Policy Loans	51
Policy Lapse and Reinstatement	52
Lapse	52
No Lapse Period Guarantee	52
Reinstatement	53
Federal Income Tax Considerations	54
Tax Status of the Policy	54
Tax Treatment of Policy Benefits	54
Other Policy Information	57
Payments We Make	57
Split Dollar Arrangements	57
Policy Termination	58
Supplemental Benefits (Riders)	58
Children’s Insurance Rider	58
Accidental Death Benefit Rider	58
Other Insured Rider	59
Disability Waiver of Monthly Deductions Rider	59
Disability Waiver of Premium Rider	60
Primary Insured Rider Plus (“PIR Plus”)	61

ii

Living Benefit Rider (an Accelerated Death Benefit)	62
Inflation Fighter Rider Level Premium	62
Additional Information	64
Sale of the Policies	64
Legal Proceedings	66
Financial Statements	67
Performance Data	67
Rates of Return	67
Table of Contents of the Statement of Additional Information	70
Glossary	71

Appendix A – Surrender Charge Per Thousand of Specified Amount Layer (Based on the gender

and rate class of the insured)	74

Appendix B – Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit

Charge Tables	76
Appendix C – Illustrations	78
Prospectus Back Cover	81
Personalized Illustrations of Policy Benefits	81
Inquiries	81

iii

Policy Benefits/Risks Summary	WRL Freedom Elite Builder® II

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The WRL Freedom Elite Builder® II is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 10 Policy years and for 10 years from the date of any increase in specified amount.

•

Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Supplemental Benefits (Riders). Supplemental riders, such as the Inflation Fighter Rider Level Premium, are available under the Policy. Depending upon the rider(s) you add, we deduct charges for certain riders from cash value as part of the monthly deduction. These riders may not be available in all states.

Flexible Premiums

•

You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•

You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•

Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your initial net premium(s) to the accounts you indicated on your application, or we will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

•

If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy. The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. We offer the following:

•	Option A is the greatest of:
• the current specified amount, or

•	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or
•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
•	Option B is the greatest of:
•	the current specified amount, plus the Policy’s cash value on the date of the insured’s death, or
•	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or
•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
•	Option C is the greatest of:
• the amount payable under Option A, or

•	the current specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death, or
•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges.

The Policy allows you to choose between two federal income tax compliance tests for life insurance policies: the guideline premium test and the cash value accumulation test. You can use either tax compliance test with any one of the three death benefit options. Your election may affect the amount of the death benefit and the monthly deduction. You may not change tests.

There are two main differences between the two tests. First, the guideline premium test limits the amount of premium payments you may make to your Policy. There are no test limits on the amount of premium payments under the cash value accumulation tax test, although we may apply our own limits. Second, the factors that determine the minimum death benefit under the guideline premium test are different from those under the cash value accumulation test. You should consult your tax advisor when choosing the tax test.

We offer three (3) bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates. In general, the greater the specified amount band of your Policy, the lower the cost of insurance rates.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.
•

Change in Death Benefit Option and Specified Amount. You may increase the specified amount once a year on any Monthiversary, and you may decrease the specified amount once a year after the third Policy year. However, after the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or change the specified amount. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of any decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. You may increase the specified amount on any Monthiversary before the insured’s 86th birthday. You may change the death benefit option on any Monthiversary before the insured reaches attained age 95.

No Lapse Period Guarantee

•

We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, if you increase or decrease your specified amount, if you change the death benefit option, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee period in effect.

•

If you select the Inflation Fighter Rider Level Premium we will not recalculate your minimum monthly guarantee premium with each scheduled increase in specified amount generated by the rider. A Policy with the rider will have higher minimum monthly guarantee premiums than a Base Policy, but those premiums do not increase annually.

Cash Value

•

Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

Transfers

•	You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing, by telephone, by fax or electronically through our website.
•	We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
•	Dollar cost averaging and asset rebalancing programs are available.
•

The Policy allows transfer of the greater of up to 25% the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you.

•

You may not use any form of expedited transfer if you make transfers between any AVIT subaccount and any Series Fund or Fidelity VIP Fund subaccount. These transfers will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer.

•

Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000.

•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.
•

We may impose restrictions on, or even eliminate the transfer privilege. For a discussion of our policy with regard to market timing and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, see our Statement of Policy on Disruptive Trading and Market Timing on page 35.

Loans

•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•

Before the 11th Policy year, we currently charge 2.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 3.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•

To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

•

After the 10th Policy year, we will apply a preferred loan charge rate on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%. After attained age 100, all loans, new and existing, are considered preferred loans.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:
•	at least $500; and
•	no more than 10% of the net surrender value.
	•	after the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.
•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
•

A cash withdrawal will reduce the cash value by at least the amount of the withdrawal. If the death benefit on your Policy is Option A, or if your death benefit is Option C and the insured’s attained age is 71 or older, then we will reduce the specified amount by the amount of cash withdrawal.

•

You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net surrender value. The surrender charge will apply to the Policy during the first 10 Policy years and during the first 10 years after each increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•

If you have the Inflation Fighter Rider Level Premium, any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.

•

A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if your Policy is a Modified Endowment Contract (“MEC”), you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal, Policy loan, or assign, pledge, or surrender the Policy. Moreover, transfers between the subaccounts are not taxable transactions. If your policy is not a MEC, you should not be deemed to be in receipt of any taxable gains on cash value until withdrawals or surrenders exceed the limits described in the Federal Income Tax Considerations section in this prospectus.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. If you do not pay sufficient premiums, you will automatically lose the no lapse period guarantee and you will increase the risk that your Policy will lapse.

If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, if you change your death benefit option, or if you add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. If the new amount is higher than it was before and you do not make any necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse guarantee in effect.

You will lessen the risk of lapse of your Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount, change your death benefit option, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed, if the insured meets the insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, assignments, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax as ordinary income to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of 2.75%, payable in arrears. This charge will not exceed 3.0%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-

free income by taking out Policy loans should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Expense Charge	Upon payment of each premium	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999
		Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999	Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999
		Never a charge on Policy with a specified amount of $500,000 or more	Never a charge on Policy with a specified amount of $500,000 or more

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cash Withdrawal Charge[1]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[2]

Upon full surrender of the Policy during the first 10 Policy years or during the first 10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider Level Premium)

• Minimum Charge[3]		$10.75 per $1,000 of specified amount during the first Policy year	$10.75 per $1,000 of specified amount during the first Policy year
• Maximum Charge[4]		$60.00 per $1,000 of specified amount during the first Policy year	$60.00 per $1,000 of specified amount during the first Policy year
• Initial charge for a male insured, issue age 29, in the preferred-elite non-tobacco use class		$16.55 per $1,000 of specified amount during the first Policy year	$16.55 per $1,000 of specified amount during the first Policy year
Transfer Charge[5]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	Discount Factor[6]	Discount Factor[6]

_________________________

1When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our office.

2The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

3This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

4This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

5The first 12 transfers per Policy year are free.

6We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$12.00 per month	$8.00 per month for first 10 Policy years
$4.00 per month for Policy year 11+
Cost of Insurance[7] (without Extra Ratings)[8] • Minimum Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$0.06 per $1,000 of net amount at risk per month[9,10]	$0.02 per $1,000 of net amount at risk per month[10,11]
• Maximum Charge[12]		$83.33 per $1,000 of net amount at risk per month[10]	$42.42 per $1,000 of net amount at risk per month[10]
• Initial Charge for a male insured, issue age 29, in the preferred elite non-tobacco use class, band 2		$0.08 per $1,000 of net amount at risk per month[10]	$0.08 per $1,000 of net amount at risk per month[10]
Monthly Per Unit Charge[13] • Minimum Charge[14]	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount	$0.05 per $1,000 of specified amount per month	$0.05 per $1,000 of specified amount per month

_________________________

7Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

8We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

9This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, Band 3 and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

10The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

11This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, preferred elite non-tobacco class, with an initial face amount of $500,000 or higher (Band 3) and in the 13th Policy year. This minimum charge may also apply to insureds with other characteristics.

12This maximum charge is based on an insured with the following characteristics: male, age 35 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 65th Policy year. This maximum charge may also apply to insureds with other characteristics.

13We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 10 years from the Policy date based on the insured’s age on the Policy date. We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that are based on the insured’s attained age on the date of the increase.

14This minimum charge is based on an insured with the following characteristics: age 5 at issue. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Per Unit Charge (continued) • Maximum Charge[15]		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
• Initial Charge for an insured, issue age 29		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested

Annual rate of 0.75% for Policy years 1-10, 0.60% for Policy years 11-15, 0.30% for Policy years 16-20, and 0.00% for Policy years 21+, of average daily net assets of each subaccount in which you are invested

Loan Interest Spread[16]	On Policy anniversary or earlier, as applicable[17]	1.0% (effective annual rate)	0.75% (effective annual rate)
Optional Rider Charges:[18]
Accidental Death Benefit Rider ☐ Minimum Charge[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70	$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
☐ Maximum Charge[20]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
☐ Initial charge for a male insured, issue age 29		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

_________________________

15This maximum charge is based on an insured with the following characteristics: age 85 at issue. This maximum charge may also apply to insureds with other characteristics.

16The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans, new and existing, will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

17While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

18Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

19This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

20This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Disability Waiver of Monthly Deductions Rider[21] ☐ Minimum Charge[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60	$0.03 per $1,000 of base Policy net amount at risk per month[10]	$0.03 per $1,000 of base Policy net amount at risk per month[10]
☐ Maximum Charge[23]		$0.39 per $1,000 of base Policy net amount at risk per month[10]	$0.39 per $1,000 of base Policy net amount at risk per month[10]
☐ Initial charge for a male insured, issue age 29		$0.04 per $1,000 of base Policy net amount at risk per month[10]	$0.04 per $1,000 of base Policy net amount at risk per month[10]
Disability Waiver of Premium Rider[24] ☐ Minimum Charge[25]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60	$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit
☐ Maximum Charge[26]		$1.61 per $10 of monthly rider benefit	$1.61 per $10 of monthly rider benefit
☐ Initial charge for a male insured, issue age 29		$0.37 per $10 of monthly rider benefit	$0.37 per $10 of monthly rider benefit

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21Disability Waiver of Monthly Deductions charges are based on the base insured’s issue age, gender and net amount at risk. The charges shown are for base Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy. You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your agent.

22This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

23This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

24The charge for this rider is a level rate based on the base insured’s issue age and gender.

25This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

26This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Children’s Insurance Rider[27]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[28] (without Extra Ratings)[8] ☐ Minimum Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$0.06 per $1,000 of rider face amount per month[29]	$0.02 per $1,000 of rider face amount per month[30]
☐ Maximum Charge[31]		$83.33 per $1,000 of rider face amount per month	$60.53 per $1,000 of rider face amount per month
☐ Initial charge for a female insured, issue age 29, in the preferred elite non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Primary Insured Rider Plus[28] (without Extra Ratings)[8] ☐ Minimum Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$0.06 per $1,000 of rider face amount per month[9]	$0.02 per $1,000 of rider face amount per month[32]
☐ Maximum Charge[31]		$83.33 per $1,000 of rider face amount per month	$42.42 per $1,000 of rider face amount per month
☐ Initial charge for a male insured, issue age 29, in the preferred elite non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

_________________________

27The charge for this rider is based on the rider face amount and does not vary.

28Rider cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured. The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.

29This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

30This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

31This maximum charge is based on an insured with the following characteristics: male, age 25 at issue standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

32This minimum charge is based on an insured with the following characteristics: female, issue age 25, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Inflation Fighter Rider Level Premium[33]	After rider generates annual increases to Policy specified amount	See listings in tables above for: Cost of Insurance Monthly Per Unit Charge Surrender Charge	See listings in tables above for: Cost of Insurance Monthly Per Unit Charge Surrender Charge

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.35%	4.37%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.35%	1.75%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown.

2 The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “funds of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios and certain portfolios of the Transamerica IDEX Mutual Funds. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Series Fund on the combined actual expenses for each of the “funds of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2004.

3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 8 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2006.

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

_________________________

33Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charges and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the issue age of the insured and the duration of the Policy at the time of the increase.

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;
•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);
•	Close certain subaccounts to allocations of new net premiums by current or new Policyowners;
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;
•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds;
•	Manage the separate account at the direction of a committee;
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;
•	Change the investment objective of a subaccount;
•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;
•	Fund additional classes of variable life insurance policies through the separate account; and
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account’s assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Munder Net50	Munder Capital Management Seeks long-term capital appreciation.
Van Kampen Emerging Growth	Van Kampen Asset Management Inc. Seeks capital appreciation.
T. Rowe Price Small Cap	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Third Avenue Value	Third Avenue Management LLC Seeks long-term capital appreciation.
Templeton Great Companies Global	Templeton Investment Counsel, LLC Great Companies, L.L.C. Seeks long-term growth of capital.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Great Companies – TechnologySM	Great Companies, L.L.C. Seeks long-term growth of capital.
Janus Growth	Janus Capital Management LLC Seeks growth of capital.
Marsico Growth	Banc of America Capital Management, LLC Seeks long-term growth of capital.
Great Companies – AmericaSM	Great Companies, L.L.C. Seeks long-term growth of capital.
Salomon All Cap	Salomon Brothers Asset Management Inc Seeks capital appreciation.
T. Rowe Price Equity Income

T. Rowe Price Associates, Inc.

Seeks to provide substantial dividend income,

as well as long-term growth of capital by primarily

investing in the dividend-paying common stocks

of established companies.

Transamerica Value Balanced	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.
Clarion Real Estate Securities

ING Clarion Real Estate Securities

Seeks long-term total return from investments

primarily in equity securities of real estate companies.

Total return will consist of realized and unrealized

capital gains and losses plus income.

Federated Growth & Income	Federated Equity Management Company of Pennsylvania Seeks total return by investing in securities that have defensive characteristics.
AEGON Bond	Banc One Investment Advisors Corp. Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital.
Transamerica Money Market	Transamerica Investment Management, LLC Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.
Asset Allocation – Conservative Portfolio*	Transamerica Fund Advisors, Inc. Seeks current income and preservation of capital. Portfolio Construction Consultant: Morningstar Associates, LLC

Portfolio	Sub-Adviser or Adviser and Investment Objective
Asset Allocation – Moderate Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Moderate Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation and current income. Portfolio Construction Consultant: Morningstar Associates, LLC
Transamerica Convertible Securities	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.
PIMCO Total Return	Pacific Investment Management Company LLC Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica Growth Opportunities	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as

is consistent with prudent investment strategies

by investing under normal conditions at least 80% of

its net assets in U.S. government debt obligations and

mortgage-backed securities issued or guaranteed

by the U.S. government, its agencies or government –

sponsored entities.

J.P. Morgan Enhanced Index

J.P. Morgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the

total return performance of the S&P 500 Composite

Stock Index (including the reinvestment of dividends)

while maintaining a volatility of return similar to the

S&P 500 Composite Stock Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Capital Guardian Value

Capital Guardian Trust Company

Seeks to provide long-term growth of capital and

income through investments in a portfolio comprised

primarily of equity securities of U.S. issuers and

securities whose principal markets are in the U.S.

(including American Depositary Receipts (“ADR’s”)

and other U.S. registered foreign securities).

MFS High Yield

MFS® Investment Management

Seeks to provide high current income by investing

primarily in a professionally managed diversified

portfolio of fixed income securities, some of which may

involve equity features. Capital growth, if any, is a

consideration incidental to the objective of high current

income.

J.P. Morgan Mid Cap Value	J.P. Morgan Investment Management Inc. Seeks growth from capital appreciation.
Mercury Large Cap Value	Fund Asset Management L.P., d/b/a Mercury Advisors Seeks long-term capital growth to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.
Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth

and current income with a secondary objective

of capital preservation, by balancing investments

among stocks, bonds, and cash or cash equivalents.

Transamerica Small/Mid Cap Value	Transamerica Investment Management, Inc. Seeks to maximize total return.
Potomac Dow 30 Plus Portfolio**	Rafferty Asset Management, LLC Seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial Average SM.
Potomac OTC Plus Portfolio**	Rafferty Asset Management, LLC Seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index TM.
Access U.S. Government Money Market Portfolio **	Rafferty Asset Management, LLC Seeks to provide security of principal, current income and liquidity.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Wells S&P REIT Index Portfolio**	Wells Asset Management, Inc. Seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index.
Fidelity VIP Index 500 Portfolio – Service Class 2 Shares

Fidelity Management & Research Company

Seeks investment results that correspond to the total

return of common stocks publicly traded in the

United States, as represented by the Standard & Poor’s 500SM Index.

*	Each asset allocation portfolio invests in a combination of underlying Series Fund and Transamerica IDEX Mutual Funds portfolios.

** The AVIT portfolios allow market timing / frequent transfers. Market timing may increase portfolio expenses and have other adverse consequences for long-term investors. See “Disruptive Trading and Market Timing.” Some AVIT portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in those AVIT portfolios will bear additional investment risks. See the AVIT fund prospectus for a description of the investment objectives and risks associated with investing in the AVIT portfolios. Effective May 1, 2005, these portfolios no longer accept new investments from current or prospective investors. If you surrender all of your money from these portfolios after May 1, 2005, you may not reinvest in these portfolios.

Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.) (“Transamerica Advisors”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund’s Board of Directors. For certain portfolios, Transamerica Advisors has engaged investment sub-advisers to provide portfolio management services. Transamerica Advisors and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to Transamerica Advisors for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio and Asset Allocation – Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

Access Fund Management, LLC, located at 28050 US Highway 19 N, Suite 301, Clearwater, FL 33761, serves as the investment adviser to the AVIT fund and manages the AVIT fund in accordance with policies and guidelines established by the AVIT fund’s Board of Trustees. For certain portfolios, AVIT has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. AVIT and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the AVIT fund prospectus for more information regarding Access and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (See “Revenue We Receive”.) We have included the Series Fund portfolios at least in part because they are managed by Transamerica Fund Advisors, Inc., our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide	•	the death benefit, cash and loan benefits;
under the Policy:	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications;
•	expenses of issuing and administering the Policy (including any Policy riders);
•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	• that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the Premium Expense Charge.

The premium expense charge is equal to:	• 6% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 (band 1), and 2.5% of premiums thereafter; and

•3.0% of all premiums during the first ten Policy years on Policies with a specified amount in force from $250,000 - $499,999 (band 2), and 2.5% of premiums thereafter.

•	There is no premium expense charge for Policies with a specified amount of $500,000 or higher (band 3).
•

Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose Option A or Option C death benefit) may affect the specified amount in force. Premium expense charges will be based on the specified amount in force on the Base Policy at the time we receive the premium.

•

Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary prior to attained age 100. If you elect to choose the subaccounts from which we will deduct the monthly deduction (that is, make self-directed monthly deductions), we will withdraw from each selected account an amount equal to the monthly deduction multiplied by the selected percentage you elect to have deducted from that account. If you do not elect self-directed monthly deductions, or if any of the selected accounts would be reduced to zero by the deductions, then we will deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). You may change the election of self-directed monthly deductions by providing us with a request for such a change in a form satisfactory to us. The change in self-directed monthly deductions will be effective on the date we record the request for change.

Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is	•	the monthly Policy charge for the Policy; plus
equal to:	• the monthly cost of insurance charge for the Policy; plus
•	the monthly per unit charge for the Policy; plus
•	the portion of the monthly deduction for any benefits provided by riders attached to the Policy.

Monthly Policy Charge:

•	This charge currently equals $8.00 each Policy month for the first ten Policy years. In Policy years 11+, this charge equals $4.00 each Policy month.
•	We guarantee this charge will never be more than $12.00 per month.
•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

•	We deduct this charge each month. It varies each month and is determined as follows:

1.

reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

2.	multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.

•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
•	Band 1: $50,000 - $249,999
•	Band 2: $250,000 - $499,999
•	Band 3: $500,000 or more

•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
•	Cost of insurance rates are generally lower for each higher band of specified amount.
•

We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

Monthly Per Unit Charge:

This charge equals:

•       the monthly per unit charge for the specified amount on the Policy date; plus

•       the monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus

•       the monthly per unit charge for any specified amount that has been decreased.

•	We guarantee the duration of this charge to be no more than 10 years following the Policy date and no more than 10 years following the date of any increase in specified amount.
•

The monthly per unit charge that is set on the Policy date is based on the issue age of the insured. A separate monthly per unit charge is assessed for up to 10 years following each increase in specified amount and the rate of that charge is based on the insured’s age at the time of any increase in specified amount.

Optional Insurance Riders:

•	The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured’s issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, gender, underwriting class, and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured’s attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

If you have selected the Inflation Fighter Rider Level Premium and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by the rider.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy’s cash value in each subaccount multiplied by
•	the daily pro rata portion of the annual mortality and expense risk charge rate.

For the first ten Policy years, the current annual rate is equal to 0.75% of the average daily net assets of each subaccount. We intend to reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so. We guarantee this charge to be no more than 0.90% annually for all Policy years.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 10 years (or during the 10-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount and accrued loan interest) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium).

The initial specified amount has an 10-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured’s issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 10-year surrender charge period and surrender charges that are based upon the insured’s issue age, gender and rate class at the time of the increase.

There is no surrender charge if you wait until the end of the 10th Policy anniversary to surrender your Policy and you have not selected the Inflation Fighter Rider Level Premium and you have not increased your specified amount within the past 10 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	investment performance is low.

In addition, surrender charges that apply for 10 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of	•	the surrender charge per $1,000 of specified amount
specified amount is calculated as:	in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
•	the number of thousands of specified amount in the layer; multiplied by

•	the surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider Level Premium). The surrender charge factor varies by the insured’s issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Factors
End of Policy Year*	Factor for Issue Ages
	0 – 39	40 - 44	45 - 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 - 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.98	0.97	0.96	0.96	0.92	0.91	0.91	0.89
2	0.95	0.89	0.89	0.88	0.88	0.88	0.88	0.87	0.84
3	0.88	0.87	0.86	0.86	0.85	0.85	0.85	0.84	0.80
4	0.79	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0	0	0	0	0	0	0	0	0
*

The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•

Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $17.06. This is multiplied by the surrender charge factor of .68.

The surrender charge	= the surrender charge per $1,000 ($17.06) x the number of thousands of initial specified amount (100) x the surrender charge factor (.68)
=	$1,160.08

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge.
•	We may charge $25 for each additional transfer.
•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•

Transfers due to loans or the exercise of conversion rights or due to reallocation of cash value immediately after the reallocation date currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.
•	We will not increase this charge.

Loan Interest Charge

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.
•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

Rider Charges

•

Living Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

•

Inflation Fighter Rider Level Premium. Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. The new layer of cost of insurance charge resulting from the annual increase in specified amount will be set based on the insured’s issue age on the Policy date and duration from issue. The new layer of monthly per unit charge resulting from the annual increase in specified amount will be based on the insured’s attained age at the time of increase and duration from the time of increase.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
•

Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•

Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•

Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by AFSG that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). We and our affiliates, including AFSG, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and AFSG
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
ATST ***	0.00%	Fidelity Variable Insurance Products Fund	0.25%**

*               Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

***           Since ATST (“Series Fund”) is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant.

•

Other payments. We and our affiliates, including Transamerica Capital, Inc. (“TCI”), InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts are paid out of the advisers’ or sub-advisers’ own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay ISI varying amounts to obtain access to ISI’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2004, TCI received revenue sharing payments ranging from $1,000 to $30,000 (for a total of $316,000) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price, Morgan Keegan, American Century, Transamerica Investment Management, Fidelity, Merrill Lynch, Pacific Investment Management LLC, Van Kampen Investments, Janus Capital Management, and ING Clarion CRA.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;
•	to receive amounts payable before the death of the insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
•	to change the owner of this Policy; and
•	to change the specified amount or death benefit option type of this Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date we receive it, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may amend the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	to assure qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or
•	to reflect a change in the operation of the separate account; or
•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application (listing your choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

•	band 1: $50,000 - $249,999
•	band 2: $250,000 - $499,999
•	band 3: $500,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional	• the amounts applied for under all conditional
insurance coverage, if any, is the lesser of:	receipts issued by us; or
• $500,000 of life insurance.

Subject to the conditions and limitations	•	the date of application;
of the conditional receipt, conditional	•	the date of the last medical examination, test,

insurance under the terms of the policy	and other screenings required by us, if any (the
applied for may become effective as of	“Effective Date”). Such conditional insurance
the later of:	will take effect as of the Effective Date, so long

as all of the following requirements are met:

1.

Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2.	As of the Effective Date, all statements and answers given in the application must be true;
3.

The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our office within the lifetime of the proposed insured;

4.

All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our office within 60 days of the date the application was completed; and

5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our office.

Any conditional life insurance coverage	a.	60 days from the date the application was signed;
terminates on the earliest of:	b. the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional	•	the conditional receipt is not valid unless:
receipt:	• all blanks in the conditional receipt are completed; and
•	the Receipt is signed by an agent or authorized Company representative.

Other limitations:	• There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
•	If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•

If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange (“NYSE”) is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue, with the following changes, which may vary by state:

•	We will no longer accept any further premium payments;
•	We will no longer deduct the monthly deductions;
•	We will continue to deduct the mortality and expense risk charge, if any;

•	Interest will continue to accrue on any Policy loans, as before, but all loans, new and existing, will be considered preferred loans (see “Loans – Interest Rate Charged” on page 51);
•	We will continue to accept Policy loan repayments and loan interest payments; and
•	We will continue to permit Policy loans and withdrawals to be made.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

•	allocation percentages must be in whole numbers;
•

if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and

•

unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our office before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date (or the record date if your Policy is backdated), plus the number of days in your state’s free-look period, plus five days. Please contact your agent for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market subaccount or the WRL AEGON Bond subaccount (depending on which account you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as on any Monthiversary the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued interest) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

After the no lapse period guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Policy issued to any insured 0-60, the no lapse date is the lesser of the 20th Policy anniversary or the insured attained age 65. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

Premium Limitations

Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations. We may not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax-Free Exchanges (“1035 Exchanges”). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy’s specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:



The Policy allows transfer of the greater of up to 25% the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we ill notify you.

	Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.
	You currently may request transfers in writing (in a form we accept), by fax, by telephone to our office or electronically through our website (www.westernreserve.com).
	There is no minimum amount that must be transferred.
	There is no minimum amount that must remain in a subaccount after a transfer.
	We may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
	We consider all transfers made in any one day to be a single transfer.


Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.
	Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.


Transfers between any AVIT subaccount and any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer. Transfer requests received via overnight or priority delivery service will be returned to you.

We will process any transfer order we receive at our office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The following policy against market timing and the related procedures do not apply to the Access Variable Insurance Trust (AVIT) subaccounts because the corresponding portfolios are specifically designed for frequent transfer activity. If you invest in the AVIT subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)     dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
	(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not invest with us (except in the AVIT subaccounts as discussed above) if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number or size of transfers in a given period; or
•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing will occur before it is detected and steps taken to deter it (although some level of market timing can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and other programmed, large, frequent, or short-term transfers. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

AVIT Subaccounts. The restrictions above do not apply to AVIT subaccounts. However, you may only transfer between AVIT subaccounts and non-AVIT subaccounts by sending us your written request, with original signature authorizing each transfer, through standard United States Postal Service First Class mail (no expedited transfers). Transfers that involve only the AVIT subaccounts may generally use expedited transfer privileges.

Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges will automatically apply to your Policy allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 727-299-1620.

Please note the following regarding telephone, Internet or fax transfers:

	We will employ reasonable procedures to confirm that instructions are genuine.
	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.


Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

	We may also require that you send us the telephone, Internet or fax transfer order in writing.
	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our office.
	We will not be responsible for same-day processing of transfers if faxed to a number other than 727-299-1620.


We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your agent’s or Western Reserve’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you.

We also reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or
•	the amount you transferred from the fixed account in the immediately prior Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our office.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL AEGON Bond subaccount or the fixed account to a subaccount that you choose. Dollar cost averaging is not available with the AVIT subaccounts. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our office, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	• you must submit a completed form signed by the owner to us at our office requesting dollar cost averaging;
•	you may be required to have at least $5,000 in each account from which we will make transfers;
•	your total transfers each month under dollar cost averaging may be limited to a minimum of $100; and
•	each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	•	we receive your request to cancel your participation;
•	the value in the accounts from which we make the transfers is depleted;
•	you elect to participate in the asset rebalancing program; or
•	you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the AVIT subaccounts or the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• you must submit a completed asset rebalancing request form to us at our office; and
•	you may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	• you elect to participate in the dollar cost averaging program;
•	we receive your request to discontinue participation at our office;
•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

•	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed as agents of Western Reserve or registered representatives of the broker-dealer through which the Policy is sold. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Policy Values

Cash Value

•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.
•	Equals the sum of all values in each subaccount and the fixed account.
•	Is determined on the Policy date and on each valuation date.
•	Has no guaranteed minimum amount and may be more or less than premiums paid.
•	Includes any amounts held in the fixed account to secure any outstanding Policy loan.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.

Net surrender value on any valuation	•	the cash value as of such date; minus
date equals:	•	any surrender charge as of such date; minus
	•	any outstanding Policy loan amount; minus
	•	any accrued Policy loan interest.

Subaccount Value

Each subaccount’s value is the cash value in that subaccount. At the end of any valuation period, the subaccount’s value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount	•	the initial units purchased at unit value on the Policy
on any valuation date equals:		date, or reallocation date, if different; plus
	•	units purchased with additional net premium(s); plus

•	units purchased through transfers from another subaccount or the fixed account; minus
•	units redeemed to pay for monthly deductions; minus
•	units redeemed to pay for cash withdrawals; minus
•	units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus
•	units redeemed to pay cash withdrawal and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received at our office.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount •	the total value of the portfolio shares held in the
at the end of a valuation period	subaccount, including the value of any dividends
is calculated as:	or capital gains distribution declared and reinvested

by the portfolio during the valuation period. This

value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

•	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any	•	the sum of net premium(s) allocated to the fixed
valuation period is equal to:		account; plus
•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
•	total interest credited to the fixed account; minus
•	amounts charged to pay for monthly deductions; minus
•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals or transfer charges; minus
•	amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus
•	any monthly deductions due during the grace period (if applicable); minus
•	any outstanding loan amount and accrued loan interest; plus
•	any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured’s age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits (retroactively and prospectively), that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and risk class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different than the corridor under the GPLT. Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor. Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test

Death Benefit Option A	1.	the current specified amount; or
equals the greatest of:	2. a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or
3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Illustration. Assume that the insured’s attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option A	1.	the current specified amount; or
equals the greatest of:	2. a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, rate band, and attained age at the beginning of each Policy year.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Base Policy must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the base Policy will exceed the $100,000 specified amount. The figure of $48,520 is derived because 297% of ($48,520 – $14,850) equals $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Base Policy by $2.97.

Similarly, so long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Base Policy by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Base Policy will equal the specified amount of the Policy.

Under the Guideline Premium Test

Death Benefit Option B	1.	the current specified amount; plus
equals the greatest of:		the cash value on the insured’s date of death; or
2.	the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or

3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option B	1.	the current specified amount; plus
equals the greatest of:	the cash value on the primary insured’s date of death; or
2.	a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured’s attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Base Policy, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, the death benefit for the Base Policy will be greater than the specified amount plus cash value. The figure of $73,149 is derived because 297% of ($73,149 – $14,850) equals $100,000 + $73,149. Each additional dollar of cash value above $73,149 will increase the death benefit of the Base Policy by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Base Policy by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Base Policy will be the specified amount plus the cash value of the Policy.

Death Benefit Option C	1.	death benefit Option A; or
equals the greatest of:	2.	the current specified amount, multiplied by

an age-based “factor” equal to the lesser of

•	1.0 or
•	0.04 times (95 minus insured’s attained age at death) (the “factor” will never be less than zero); plus the cash value on the insured’s date of death; or

3,	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured’s attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C--Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Effect of Inflation Fighter Rider Level Premium on the Death Benefit

If you choose Option A you may add the Inflation Fighter Rider Level Premium. Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary. If you change from Option A to either Option B or Option C, the Inflation Fighter Rider Level Premium will terminate and future scheduled increases in specified amount will automatically cease.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year if you have not increased or decreased the specified amount that year. We will notify you of the new specified amount.

•	You must send your written request to our office.
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	You may not change the death benefit option after the insured attains age 95.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not changed the death benefit option that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule.

You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing	•	you must send your written request to our office;
the specified amount:	•	decreases are only allowed after the third Policy year;
•	you may not change your death benefit option or increase your specified amount in the same Policy year that you decrease your specified amount;
•	you may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;
•	you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
•	until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

•	a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;
•

if a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in specified amount; and

•	a decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of                                           •   we will accept requests for increases in specified increasing the specified amount:                              amount on any Monthiversary before the insured’s

86th birthday;
•	your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;
•	a requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;
•	we may require your requested increase in specified amount to be at least $10,000;
•	you may not change your death benefit option or decrease your specified amount in the same Policy year that you request an increase in your specified amount;
•

if an increase (including specified amount increases generated by the Inflation Fighter Rider Level Premium) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in specified amount;

•

an increase in specified amount (except specified amount increases generated by the Inflation Fighter Rider Level Premium) will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of increase;

•

each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) will have its own surrender charge that applies for 10 years after the date of each increase. This charge may significantly reduce your net surrender value; and

•	requested increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider Level Premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider Level Premium). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	• You must send your written cash withdrawal request with an original signature to our office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1620.
•	We allow one cash withdrawal per Policy year.
•

We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•

You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our office.
•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
•	You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider Level Premium if you make a cash withdrawal.
•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting our office.

Canceling a Policy

You may cancel a Policy for a refund during the “free-look period” by returning it, with a written request to cancel the Policy, to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our office. The amount of the refund will be:

•	any charges and taxes we deduct from your premiums; plus
•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; plus
•	your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our office.

Some states may require us to refund all of the premiums you paid for the Policy. In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to	•	we may require you to borrow at least $500; and
certain conditions:	• the maximum amount you may borrow is 90% of the cash value, minus any surrender charge and minus any outstanding loan amount.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our office. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at 727-299-1620. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly specified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. On and after the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Loan Reserve Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee

This Policy provides a no lapse period guarantee. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.

No lapse date	• For a Policy issued to any insured ages 0-60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.
•	For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary.

•	The no lapse date is specified in your Policy.

Early termination of the no lapse period	•	The no lapse period guarantee will not be effective
guarantee	if you do not pay sufficient minimum monthly guarantee premiums.
•	You must pay total premiums (minus withdrawals, outstanding loans and accrued interest) that equal at least:
• the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly	•	If you change death benefit options, increase or
guarantee premium:

   decrease the specified amount, or if supplemental benefits (riders) (except the Inflation Fighter Rider Level Premium) are added, terminated, reduced or increased during the no lapse period, we will recalculate the amount of the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guarantee premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our office;
•	provide evidence of insurability satisfactory to us;
•

if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•

if the no lapse period has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•         All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•         Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•         A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•         If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of policyowners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or
•	the end of the grace period; or
•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states, certain benefits and features may vary by state and may be available under a different name in some states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Children's Insurance Rider

This rider provides a face amount of insurance on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each child insured with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy's specified amount).

Subject to certain limitations, we will pay the face amount if the death of the primary insured results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;
•	the death occurs within 90 days of the accident; and
•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured's 70th birthday; or
•	the date the Policy terminates; or
•	the Monthiversary when the rider terminates at the owner's request.

Other Insured Rider

This rider may insure the spouse (or a non-spouse Other Insured where required by state law) and/or dependent children of the primary insured. Please note that if a non-spouse Other Insured as required by state law, is the insured, there may be adverse tax consequences. Subject to the terms of the rider, we will pay the face amount of the rider to the owner, primary insured or the same beneficiary as the base Policy, as named in the application or in a subsequent written notice acceptable to us when we receive (at our office) due proof that the other insured’s death occurred while this rider was in force. Our current minimum face amount for this rider for issue ages 0-85 is $10,000. The maximum face amount is the lesser of $1,000,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our office of the other insured's death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

Conditions to convert the rider:	•	your request must be in writing and sent to our office;
•	the other insured has not reached his/her 86th birthday;
•	the new policy is any permanent insurance policy that we currently offer for conversion;
•

subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

•	we will base the premium for the new policy on the other insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the other insured's 100th birthday; or
•	the date the Policy terminates for any reason except for death of the primary insured; or
•	31 days after the death of the primary insured; or
•	the date of conversion of this rider; or
•	the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years of age at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof that:

•	the primary insured is totally disabled;
•	the primary insured's total disability began before the Policy anniversary on or following the primary insured's 60th birthday; and
•	the primary insured's total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured's recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided the cash value minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the monthly deduction benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•

the date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•	the date the Policy terminates; or
•	the Monthiversary on which this rider is terminated on written request by the owner.

When we are paying benefits under the rider, due to the primary insured's total disability, on the Policy anniversary after the insured's 60th birthday, the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider. The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age. This rider is not available together with the Disability Waiver of Monthly Deductions Rider. In order to pay a benefit, we must receive proof that:

•	the primary insured is totally disabled;
•	the primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday; and
•	the primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider. We will apply the benefit each month on the Monthiversary. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•

the later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•	the date the Policy terminates; or
•	the Monthiversary on which this rider is terminated on written request by the owner.

Primary Insured Rider Plus ("PIR Plus")

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	•	the rider increases the Policy's death benefit by the
rider's face amount;
	•	the rider may be purchased from issue ages 0-85;

•	the minimum purchase amount for the rider is $25,000. There is no maximum purchase amount;
•	we do not assess any additional surrender charge for the rider;
•	generally the rider coverage costs less than the

insurance under the Policy, but it has no cash value and terminates at age 100, and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed;

•	you may cancel or reduce your rider coverage without decreasing your Policy's specified amount;
•	you may generally decrease your Policy's specified amount without reducing your rider coverage; and
•	subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	•	your request must be in writing and sent to our office;
•	the primary insured has not reached his/her 86th birthday;
•	the new policy is any permanent insurance policy that we currently offer for conversions;
•	we may allow an increase to the Policy’s specified amount if the base Policy and all of the riders in force allow such an increase.
•

the amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy; and

•	we will base your premium on the primary insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 100th birthday; or
•	the date the Policy terminates; or
•	the date you fully convert this rider; or
•	the Monthiversary on which you terminate the rider by written request.

It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof (at our office) that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by
•	the election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	the benefit available under any PIR Plus in force.
•	a single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:
• the date the Policy terminates;
• the date a settlement option takes effect;
• the date we pay a single-sum benefit; or
• the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Inflation Fighter Rider Level Premium

This rider provides scheduled annual increases to the Policy's specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy's 20th anniversary, without an additional application or evidence of insurability. The rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application. If you select the Inflation Fighter Rider Level Premium, we will not recalculate your minimum monthly guarantee premium with each increase in specified amount generated by the rider. You must elect this rider on the application. The rider is not available to insureds in a substandard rating class.

Features of the rider:	• the Policy's initial specified amount must be less than $1,000,000;

•	any change to the Policy's death benefit option will cause the rider to terminate and annual specified amount increases to stop;
•	any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop;
•	if you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop;
•

future scheduled percentage increases under the rider apply only to the Policy's specified amount on the Policy date plus any previous scheduled specified amount increases under the rider. Increases under the rider do not apply to increases in specified amount requested by you after the Policy date;

•

the Policy's surrender charge period and surrender charges apply separately to each scheduled increase in specified amount. Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider;

•	the no lapse period for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider;
•

each time a scheduled increase in specified amount is made under the rider, the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes will be recalculated;

•

scheduled annual increases in specified amount generated by the rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, age at time of increase and the duration from date of increase. The cost of insurance rates are based on, among other factors, the Policy issue age and Policy duration;

•

banding of specified amounts for purposes of applying cost of insurance rates and monthly per unit charges is determined by adding the Policy's specified amount and the sum of the specified amounts created by operation of the rider. The resulting cost of insurance rates and monthly per unit charges, according to the appropriate specified amount band, will then apply to both the Policy's specified amount and to each of the specified amount increases generated by the rider; and

•	any requested decreases in specified amount are applied on a "last-in-first-out" basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.

Termination of the rider:	The rider will terminate on the earliest of:

•	the processing date of a requested decrease in the specified amount of the Policy; or
•	the date an automatic increase, under the terms of the rider, is declined by the owner; or
•	the day following the 20th anniversary of the Policy; or
•	a cash withdrawal from the Policy; or
•	any change in death benefit option; or
•	the date the primary insured dies; or

•	the date the Policy terminates for any reason other than the death of the primary insured; or
•	the date we receive your written request to terminate the Policy or the rider.

Under the rider the Policy's specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2004 was, on average, 78% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by NASD rules, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to AFSG and pays the cost of AFSG’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are ISI and WGS, both affiliates, who sell Western Reserve products.

Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

ISI pays its branch managers all of the commissions received from Western Reserve for the sale of the Policies, and receives from Western Reserve an additional 10% expense allowance on all commissions paid on first year premium for sales of Western Reserve’s insurance products. WGS receives a 5% expense allowance on all commissions paid on first year premiums for sales of Western Reserve’s variable life insurance products. In addition, WGS indirectly receives a payment of 2% of first year variable life target premiums as a licensing and commission allowance.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments to assist a firm in connection with its systems, operating and marketing expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Revenue Sharing Paid to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $20,000 to $25,000 in 2004 for the sales of the Western Reserve’s insurance products.

During 2004, we had entered into “preferred product” arrangements with ISI, WGS, Southwest Securities, and Legacy Financial Services. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm and Principal Business Address	Aggregate Amount Paid During 2004
Southwest Securities	$25,000
Legacy Financial Services	$20,000
Centaurus Financial*	$24,000
* paid by an affiliate.

Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

There continues to be significant federal and state regulatory activity relating to financial services companies. Western Reserve and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (“SEC”). In particular, Western Reserve has responded to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by Western Reserve, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution.  Western Reserve and its affiliates are actively working with the SEC in this matter; however, the exact resolution cannot be determined at this time.  Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, Western Reserve does not believe the resolution will be material to its financial position. Western Reserve and/or its affiliates, and not the separate account or its policyowners, will bear the costs regarding these regulatory matters.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount's actual historical investment performance, modified to reflect certain of the Policy’s fees and charges. The total return of a subaccount measures performance from the date the subaccount begins investing in the underlying portfolios. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect certain fees and charges for the Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

The numbers reflect deductions for the annual guaranteed mortality and expense risk charge (0.90%), investment management fees and direct fund expenses.

These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Average Annual Subaccount Total Return

For the Periods Ended on December 31, 2004

Subaccount	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
WRL AEGON Bond†	3.59%	5.28%	6.56%	6.48%	10/02/86
WRL Asset Allocation – Conservative Portfolio	8.73%	N/A	N/A	6.96%	05/01/02
WRL Asset Allocation – Growth Portfolio	13.16%	N/A	N/A	6.77%	05/01/02
WRL Asset Allocation – Moderate Growth Portfolio	12.53%	N/A	N/A	7.10%	05/01/02
WRL Asset Allocation – Moderate Portfolio	10.40%	N/A	N/A	6.94%	05/01/02
WRL Capital Guardian Value	15.66%	N/A	N/A	7.74%	05/01/02
WRL Clarion Real Estate Securities	31.67%	22.06%	20.79%	11.55%	05/01/98
WRL Federated Growth & Income†	8.23%	10.83%	14.85%	12.61%	03/01/94
WRL Great Companies – AmericaSM	0.81%	(0.70)%	N/A	(0.79)%	05/01/00
WRL Great Companies – TechnologySM	7.10%	(0.58)%	N/A	(17.33)%	05/01/00
WRL Janus Growth†	14.50%	1.32%	(12.22)%	10.32%	10/02/86
WRL J.P. Morgan Enhanced Index	10.03%	N/A	N/A	5.06%	05/01/02
WRL J.P. Morgan Mid Cap Value	13.56%	8.56%	6.39%	5.86%	07/01/99
WRL Marsico Growth	11.25%	0.72%	(4.53)%	(1.92)%	07/01/99
WRL Mercury Large Cap Value	17.28%	8.65%	7.34%	8.36%	05/01/96
WRL MFS High Yield	8.81%	N/A	N/A	9.68%	05/01/03
WRL Munder Net50	14.31%	4.83%	(3.39)%	(1.47)%	07/01/99
WRL PIMCO Total Return	3.56%	N/A	N/A	4.91%	05/01/02
WRL Salomon All Cap	8.16%	2.63%	5.10%	5.72%	07/01/99
WRL Templeton Great Companies Global†	8.09%	(1.08)%	(9.57)%	9.16%	03/01/94

WRL Third Avenue Value	23.69%	13.69%	15.73%	11.91%	01/02/98
WRL Transamerica Balanced	10.16%	N/A	N/A	6.16%	05/01/02
WRL Transamerica Convertible Securities	12.17%	N/A	N/A	9.47%	05/01/02
WRL Transamerica Equity	14.77%	N/A	N/A	9.47%	05/01/02
WRL Transamerica Growth Opportunities	15.58%	N/A	N/A	6.72%	05/01/02
WRL Transamerica Money Market(1) †	0.10%	0.18%	1.73%	2.99%	10/02/86
WRL Transamerica Small/Mid Cap Value(2)	N/A	N/A	N/A	14.47%	05/03/04
WRL Transamerica U.S. Government Securities	2.37%	N/A	N/A	3.39%	05/01/02
WRL Transamerica Value Balanced	8.98%	3.49%	5.51%	7.43%	01/03/95
WRL T. Rowe Price Equity Income	13.79%	4.80%	3.55%	1.54%	07/01/99
WRL T. Rowe Price Small Cap	9.38%	3.10%	(2.31)%	1.61%	07/01/99
WRL Van Kampen Emerging Growth†	6.18%	(3.64)%	(12.37)%	11.43%	03/01/93

Fidelity VIP Index 500 Portfolio(2)	N/A	N/A	N/A	9.75%	05/03/04

Access U.S. Government Money Market Portfolio	(0.89)%	N/A	N/A	(0.84)%	05/01/03
Potomac Dow 30 Plus Portfolio	2.62%	N/A	N/A	13.49%	05/01/03
Potomac OTC Plus Portfolio	11.58%	N/A	N/A	21.10%	05/01/03
Wells S&P REIT Index Portfolio	26.57%	N/A	N/A	28.50%	05/01/03

S&P 500†	8.99%	1.82%	(3.77)%	10.18%	10/02/86

†	Shows ten year performance.
(1)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)	Not annualized.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

Table 2

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2004

Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
AEGON Bond†	3.75%	5.43%	6.71%	6.63%	10/02/86
Asset Allocation – Conservative Portfolio	8.89%	N/A	N/A	7.12%	05/01/02
Asset Allocation – Growth Portfolio	13.33%	N/A	N/A	6.94%	05/01/02
Asset Allocation – Moderate Growth Portfolio	12.69%	N/A	N/A	7.26%	05/01/02
Asset Allocation – Moderate Portfolio	10.56%	N/A	N/A	7.11%	05/01/02
Capital Guardian Value(5) †	15.83%	6.79%	6.19%	10.93%	05/27/93
Clarion Real Estate Securities	31.87%	22.24%	20.96%	11.71%	05/01/98
Federated Growth & Income†	8.39%	10.99%	15.02%	12.77%	03/01/94
Great Companies – AmericaSM	0.96%	(0.56)%	N/A	(0.64)%	05/01/00
Great Companies – TechnologySM	7.25%	(0.44)%	N/A	(17.20)%	05/01/00
Janus Growth†	14.66%	1.47%	(12.09)%	10.48%	10/02/86
J.P. Morgan Enhanced Index(4)	10.19%	1.81%	(4.01)%	5.65%	05/02/97
J.P. Morgan Mid Cap Value	13.72%	8.72%	6.54%	6.96%	05/03/99
Marsico Growth	11.41%	0.87%	(4.39)%	(1.20)%	05/03/99

Mercury Large Cap Value	17.45%	8.81%	7.49%	8.52%	05/01/96
MFS High Yield(8)	8.95%	8.85%	4.57%	3.66%	06/01/98
Munder Net50	14.47%	4.98%	N/A	(5.24)%	05/29/01
PIMCO Total Return	3.71%	N/A	N/A	5.07%	05/01/02
Salomon All Cap	8.32%	2.78%	5.25%	7.23%	05/03/99
Templeton Great Companies Global(9) †	8.25%	(0.94)%	(9.44)%	9.31%	12/03/92
Third Avenue Value	23.87%	13.86%	15.90%	12.08%	01/02/98
Transamerica Balanced	10.32%	N/A	N/A	6.32%	05/01/02
Transamerica Convertible Securities	12.33%	N/A	N/A	9.64%	05/01/02
Transamerica Equity(2) †	14.94%	4.93%	(3.28)%	16.55%	12/31/80
Transamerica Growth Opportunities(3)	15.75%	8.63%	N/A	10.19%	05/02/01
Transamerica Money Market(1) †	0.25%	0.33%	1.89%	3.10%	10/02/86
Transamerica Small/Mid Cap Value†	15.48%	9.53%	13.10%	15.04%	05/04/93
Transamerica U.S. Government Securities(6) †	2.52%	3.23%	4.64%	5.15%	05/13/94
Transamerica Value Balanced	9.14%	3.64%	5.66%	7.59%	01/03/95
T. Rowe Price Equity Income(7)	13.95%	6.96%	6.64%	11.53%	01/03/95
T. Rowe Price Small Cap	9.54%	3.25%	(2.17)%	3.79%	05/03/99
Van Kampen Emerging Growth†	6.34%	(3.50)%	(12.24)%	11.59%	03/01/93

Access U.S. Government Money Market Portfolio	(0.75)%	N/A	N/A	(0.75)%	05/01/03
Potomac Dow 30 Plus Portfolio	2.78%	N/A	N/A	13.56%	05/01/03
Potomac OTC Plus Portfolio	11.15%	N/A	N/A	20.66%	05/01/03
Wells S&P REIT Index Portfolio	26.74%	N/A	N/A	28.83%	05/01/03

Fidelity VIP Index 500 Portfolio	9.52%	2.33%	N/A	(3.10)%	01/12/00

S&P 500†	8.99%	1.82%	(3..77)%	10.18%	10/02/86

†	Shows ten year performance.
(1)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(3)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(4)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(5)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(6)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

(7)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

(8)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2004 was 1.15%.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Death Benefit

Additional Information

Settlement Options
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings

Index to Financial Statements

WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

attained age	The issue age, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The WRL Freedom Elite Builder( II variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period

The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age

The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

minimum monthly	The amount shown on your Policy schedule page that we use during the no lapse period guarantee premium

to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction

The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date

For a Policy issued to an insured ages 0-60, the no lapse date is the lesser of the 20th Policy anniversary or the insured's attained age 65. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

office

Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.

planned periodic	A premium payment you make in a level amount at a fixed interval over a specified
premium	period of time.

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as otherwise mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the Policy date, plus the number of days in your state's free-look period, plus five days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account

The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The initial specified amount is the amount shown on the Base Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge

If, during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our	Western Reserve Life Assurance Co. of Ohio.

(Western Reserve)

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner	The person entitled to exercise all rights as owner under the Policy.

or policyowner)

Appendix A

Surrender Charge Per Thousand of Specified Amount Layer

(Based on the gender and rate class of the insured)

Male/
Issue	Male/Unisex	Male/Unisex	Female	Female	Female
Age	Tobacco	Non-Tobacco	Juvenile	Tobacco	Non-Tobacco

0	N/A	N/A	14.11	N/A	N/A
1	N/A	N/A	11.42	N/A	N/A
2	N/A	N/A	11.42	N/A	N/A
3	N/A	N/A	11.09	N/A	N/A
4	N/A	N/A	10.75	N/A	N/A
5	N/A	N/A	10.75	N/A	N/A
6	N/A	N/A	10.75	N/A	N/A
7	N/A	N/A	10.75	N/A	N/A
8	N/A	N/A	10.75	N/A	N/A
9	N/A	N/A	10.75	N/A	N/A
10	N/A	N/A	10.75	N/A	N/A
11	N/A	N/A	10.75	N/A	N/A
12	N/A	N/A	10.75	N/A	N/A
13	N/A	N/A	11.09	N/A	N/A
14	N/A	N/A	11.42	N/A	N/A
15	N/A	N/A	11.76	N/A	N/A
16	N/A	N/A	11.93	N/A	N/A
17	N/A	N/A	12.43	N/A	N/A
18	12.88	12.21	12.88	12.21
19	13.05	12.38	13.05	12.38
20	13.22	12.54	13.22	12.54
21	13.83	12.82	13.50	12.82
22	14.06	13.05	13.72	13.05
23	14.34	13.33	14.00	13.33
24	14.56	13.55	14.56	13.55
25	15.18	13.83	14.84	13.83
26	15.71	14.70	15.37	14.37
27	16.23	15.24	15.90	14.90
28	16.70	15.70	16.70	15.37
29	17.54	16.55	17.21	16.22
30	18.04	17.06	17.71	16.73
31	18.97	17.67	18.32	17.34
32	19.51	18.54	19.19	18.22
33	20.42	19.14	19.78	18.81
34	21.27	19.67	20.63	19.35
35	21.84	20.56	21.20	20.25
36	22.45	20.90	21.83	20.59
37	23.09	21.59	22.49	20.98
38	23.86	22.11	22.69	21.52
39	24.60	22.61	23.18	21.76

Issue	Male/Unisex	Male/Unisex	Female	Female
Age	Tobacco	Non-Tobacco	Tobacco	Non-Tobacco

40	24.60	22.61	23.18	21.76
41	25.92	23.80	24.33	22.75
42	27.76	25.39	26.18	24.33
43	29.79	26.88	27.94	25.47
44	32.08	28.64	29.66	26.25
45	34.14	30.18	30.61	27.05
46	36.08	31.59	31.64	27.92
47	38.02	32.82	32.70	28.84
48	39.95	34.10	33.83	29.82
49	42.15	35.46	35.02	30.84
50	45.43	37.59	36.95	32.54
51	47.67	39.18	38.30	33.72
52	50.67	40.87	39.74	34.99
53	53.40	42.67	41.26	36.34
54	56.94	44.61	42.87	37.77
55	59.67	46.68	44.56	39.30
56	60.00	48.87	46.36	40.92
57	60.00	51.23	48.23	42.65
58	60.00	53.74	50.27	44.51
59	60.00	56.43	52.47	46.52
60	60.00	59.33	54.85	48.69
61	60.00	60.00	57.41	51.04
62	60.00	60.00	60.00	53.56
63	60.00	60.00	60.00	56.29
64	60.00	60.00	60.00	59.23
65	60.00	60.00	60.00	60.00
66 and over	60.00	60.00	60.00	60.00

Appendix B

Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit Charge Tables

These charts show the surrender charge and annualized monthly per unit charge associated with the Inflation Fighter Rider Level Premium. These are based on a male, issue age 30, Preferred Elite rate class with an initial specified amount of $450,000.

The chart below shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled annual increases has a surrender charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The surrender charge declines rapidly over the first 10 Policy years, increases over the next 11 years, and grades down to zero over the next nine years.

The chart below shows the current Base Policy annualized monthly per unit charge and the annualized monthly per unit charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled increases has a monthly per unit charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The monthly per unit charge increases over the first 10 Policy years, has a significant drop at the start of year 11 then increases until the end of year 21. After year 21 the monthly per unit charge decreases each year until they become zero in years 31 and beyond.

Appendix C

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 79 on a Policy for an insured who is a 29 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $1,600, a $250,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration for the representative insured on page 80 is based on the same factors as those on page 79, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges for a Policy and the guaranteed illustration uses the guaranteed charges for a Policy. These charges are:

(1)

the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 10 Policy years. We intend to reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+ but we do not guarantee that we will do so. We guarantee this charge to be no more than 0.90% annually for all Policy years;

(2)

estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.83% of the portfolios’ gross average daily net assets. The 0.83% gross average portfolio expense level assumes an equal allocation of amounts among the 33 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2004 for the portfolios to calculate the gross average annual expense level;

(3)

the premium expense charge (6% of all premium payments in the first 10 Policy years for Policies with a specified amount of less than $250,000 and 3.0% of all premium payments in the first 10 Policy years on Policies with specified amount of $250,000 - $499,999, and 2.5% of all premiums paid thereafter and cash value charges using the current monthly Policy charge; and

(4)

the surrender charge per $1,000 of the initial specified amount or each increase in specified amount (whether requested or generated by the Inflation Fighter Rider Level Premium) applied to full surrenders during the first 10 Policy years or during the first 10 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our office. (See prospectus back cover – Inquiries.)

WRL FREEDOM ELITE BUILDER( II

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 29

SPECIFIED AMOUNT	$250,000	PREFERRED ELITE CLASS
Annual Premium	$1,600	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.83% (Net)	6% (Gross) 5.17% (Net)	10% (Gross) 9.17% (Net)	0% (Gross) -0.83% (Net)	6% (Gross) 5.17% (Net)	10% (Gross) 9.17% (Net)
1	250,000	250,000	250,000	958	1,033	1,083
2	250,000	250,000	250,000	1,901	2,111	2,256
3	250,000	250,000	250,000	2,824	3,232	3,524
4	250,000	250,000	250,000	3,728	4,398	4,894
5	250,000	250,000	250,000	4,629	5,628	6,392
6	250,000	250,000	250,000	5,528	6,925	8,030
7	250,000	250,000	250,000	6,425	8,292	9,818
8	250,000	250,000	250,000	7,319	9,732	11,771
9	250,000	250,000	250,000	8,211	11,248	13,901
10	250,000	250,000	250,000	9,101	12,843	16,223
15	250,000	250,000	250,000	14,938	23,854	33,286
20	250,000	250,000	250,000	20,194	37,673	59,388
25	250,000	250,000	250,000	24,707	55,197	100,074
30 (Age 59)	250,000	250,000	250,000	27,816	76,757	162,884
35 (Age 64)	250,000	250,000	323,113	28,749	103,174	260,575
40 (Age 69)	250,000	250,000	480,740	26,279	135,713	410,889
45 (Age 74)	250,000	250,000	699,723	18,327	176,664	641,948
50 (Age 79)	250,000	250,000	1,049,962	1,177	230,809	999,964
55 (Age 84)	*	318,502	1,625,602	-	303,335	1,548,192
60 (Age 89)	*	414,039	2,500,635	-	394,323	2,381,557
65 (Age 94)	*	519,650	3,727,512	-	509,460	3,654,423
70 (Age 99)	*	663,746	5,671,753	-	663,746	5,671,753
71 (Age 100)	*	699,653	6,193,505	-	699,653	6,193,505

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.83% (Net)	6% (Gross) 5.17% (Net)	10% (Gross) 9.17% (Net)	End of Policy Year	0% (Gross) -0.83% (Net)	6% (Gross) 5.17% (Net)	10% (Gross) 9.17% (Net)
1	-	-	-	25	24,707	55,197	100,074
2	-	-	-	30 (Age 59)	27,816	76,757	162,884
3	-	-	-	35 (Age 64)	28,749	103,174	260,575
4	459	1,129	1,625	40 (Age 69)	26,279	135,713	410,889
5	1,815	2,815	3,579	45 (Age 74)	18,327	176,664	641,948
6	3,252	4,649	5,754	50 (Age 79)	1,177	230,809	999,964
7	4,770	6,637	8,163	55 (Age 84)	*	303,335	1,548,192
8	6,285	8,697	10,736	60 (Age 89)	*	394,323	2,381,557
9	7,797	10,834	13,487	65 (Age 94)	*	509,460	3,654,423
10	9,101	12,843	16,223	70 (Age 99)	*	663,746	5,671,753
15	14,938	23,854	33,286	71 (Age 100)	*	699,653	6,193,505
20	20,194	37,673	59,388

* In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM ELITE BUILDER( II

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 29

SPECIFIED AMOUNT	$250,000	PREFERRED ELITE CLASS
Annual Premium	$1,600	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.83% (Net)	6% (Gross) 5.17% (Net)	10% (Gross) 9.17% (Net)	0% (Gross) -0.83% (Net)	6% (Gross) 5.17% (Net)	10% (Gross) 9.17% (Net)
1	250,000	250,000	250,000	909	982	1,031
2	250,000	250,000	250,000	1,801	2,005	2,146
3	250,000	250,000	250,000	2,674	3,068	3,350
4	250,000	250,000	250,000	3,402	4,042	4,517
5	250,000	250,000	250,000	4,104	5,045	5,767
6	250,000	250,000	250,000	4,778	6,075	7,105
7	250,000	250,000	250,000	5,421	7,130	8,536
8	250,000	250,000	250,000	6,033	8,210	10,065
9	250,000	250,000	250,000	6,607	9,309	11,694
10	250,000	250,000	250,000	7,141	10,425	13,429
15	250,000	250,000	250,000	10,296	17,556	25,451
20	250,000	250,000	250,000	11,869	24,963	42,010
25	250,000	250,000	250,000	11,131	31,909	64,814
30 (Age 59)	250,000	250,000	250,000	6,397	36,565	96,116
35 (Age 64)	*	250,000	250,000	-	35,684	140,148
40 (Age 69)	*	250,000	250,000	-	22,028	205,747
45 (Age 74)	*	*	334,853	-	-	307,205
50 (Age 79)	*	*	480,643	-	-	457,755
55 (Age 84)	*	*	705,327	-	-	671,740
60 (Age 89)	*	*	1,015,094	-	-	966,756
65 (Age 94)	*	*	1,411,342	-	-	1,383,669
70 (Age 99)	*	*	2,061,303	-	-	2,061,303
71 (Age 100)	*	*	2,233,311	-	-	2,233,311

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.83% (Net)	6% (Gross) 5.17% (Net)	10% (Gross) 9.17% (Net)	End of Policy Year	0% (Gross) -0.83% (Net)	6% (Gross) 5.17% (Net)	10% (Gross) 9.17% (Net)
1	-	-	-	25	11,131	31,909	64,814
2	-	-	-	30 (Age 59)	6,397	36,565	96,116
3	-	-	-	35 (Age 64)	*	35,684	140,148
4	133	774	1,248	40 (Age 69)	*	22,028	205,747
5	1,290	2,232	2,954	45 (Age 74)	*	*	307,205
6	2,502	3,799	4,830	50 (Age 79)	*	*	457,755
7	3,766	5,475	6,881	55 (Age 84)	*	*	671,740
8	4,999	7,176	9,031	60 (Age 89)	*	*	966,756
9	6,193	8,896	11,281	65 (Age 94)	*	*	1,383,669
10	7,141	10,425	13,429	70 (Age 99)	*	*	2,061,303
15	10,296	17,556	25,451	71 (Age 100)	*	*	2,233,311
20	11,869	24,963	42,010

* In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our office at:

Western Reserve Life
P.O. Box 5068
Clearwater, Florida 33758-5068
1-800-851-9777
Facsimile: 1-727-299-1620
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant’s file numbers are listed below.

AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 333-110315/811-4420

AG11000-05/2005